UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Matador Resources Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! MATADOR RESOURCES COMPANY 2023 Annual Meeting Vote by June 8, 2023 11:59 PM ET V13349-P92862 You invested in MATADOR RESOURCES COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 9, 2023. Get informed before you vote View the Annual Report for the year ended December 31, 2022, Notice of Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2023. If you would like to request a copy of the Material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 9, 2023 9:30 AM CDT Hilton Dallas Lincoln Centre Lakeside Ballroom 5410 LBJ Freeway Dallas, Texas 75240 * If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. MATADOR RESOURCES COMPANY 2023 Annual Meeting Vote by June 8, 2023 11:59 PM ET Voting Items 1. Election of Directors Nominees: 1a. Joseph Wm. Foran 1b. Reynald A. Baribault 1c. Timothy E. Parker 1d. Shelley F. Appel 2. Advisory vote to approve the compensation of the Company’s named executive officers. 3. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. NOTE: The proxies are authorized to vote in their discretion on such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For V13350-P92862